                                                                   Exhibit 10.13


                                SECOND ADDENDUM

                                      TO

                             ACQUISITION AGREEMENT

THIS SECOND ADDENDUM TO ACQUISITION AGREEMENT (this "Second Addendum"), effective as of September 22, 1999 (the "Second Addendum Date"), is entered into by and between TRITON PCS EQUIPMENT COMPANY L.L.C., a Delaware limited liability company with its principal place of business in Malvern, Pennsylvania ("PURCHASER"), and ERICSSON INC., a Delaware corporation with its principal place of business in Richardson, Texas ("SELLER").

WHEREAS, PURCHASER and SELLER entered into (i) the Acquisition Agreement, effective as of March 11, 1998 (the "Acquisition Agreement"), pursuant to which PURCHASER has purchased from SELLER, and SELLER has provided to PURCHASER, the equipment, software and related services for the initial configuration of PURCHASER's Phase 1 operations, and (ii) the First Addendum to Acquisition Agreement, effective as of May 24, 1999 (the "First Addendum"), pursuant to which PURCHASER has agreed to purchase from SELLER, and SELLER has agreed to provide to PURCHASER, the equipment, software and related services for the initial configuration of PURCHASER's Phase 2 and Phase 3 operations.

WHEREAS, PURCHASER now desires to purchase from SELLER, and SELLER is willing to provide to PURCHASER, additional equipment, software and related services for PURCHASER's Phase 3 operations, in accordance with the terms and conditions of this Second Addendum.

NOW, THEREFORE, PURCHASER and SELLER hereby agree as follows:

1.       Definitions.  Except as provided in this Second Addendum, the defined
         -----------
         terms used in this Second Addendum will have the same meanings ascribed to them in the Acquisition Agreement and the First Addendum.

2.       Purchase. PURCHASER hereby agrees to purchase from SELLER, and SELLER
         --------
         hereby agrees to provide to PURCHASER, such additional equipment, software and related services for PURCHASER's Phase 3 operations as set forth on Schedule A hereto (such equipment, software and related
                  ----------
         services hereinafter collectively referred to as the "Phase 3 Purchase"), all subject to and in accordance with the same terms and conditions as those of the Acquisition Agreement, except as may be previously supplemented or amended by the First Addendum and further supplemented or amended by this Second Addendum.

3.       Purchase Price.  The net purchase price to be paid by PURCHASER to
         --------------
         SELLER for the Phase 3 Purchase will be $****, as set forth on Schedule A hereto.
            ----------

4.       Additional Incentive. In addition to the Phase 3 Purchase, PURCHASER
         --------------------
         will receive from SELLER, at no additional charge, $**** in Ericcson handsets of such models as may be designated in writing by PURCHASER for delivery in 2000 and based upon such models' then applicable current list prices.

    **** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.       Liquidated Damages. The parties agree that the project schedule with
         ------------------
         respect to the Phase 3 Purchase is set forth on Schedule B hereto. If,
                                                         ----------
         and to the extent, due solely to the fault or negligence of SELLER, Installation and Acceptance of any Phase 3 Purchase does not occur upon the schedule set forth on Schedule B (as such period may be extended
                                   ----------
         pursuant to Section 10.2(a) and Article 16 of the Acquisition Agreement), PURCHASER shall be entitled to, and SELLER shall pay to PURCHASER, liquidated damages in accordance with the formula and parameters set forth in Section 10(b) of the First Addendum.

6.       Exclusivity. Provided this Acquisition Agreement has not been
         -----------
         terminated for default in accordance with its terms, until SUPPLIER completes the delivery of the equipment and software as ordered by PURCHASER pursuant to the Acquisition Agreement, the First Addendum and this Second Addendum, PURCHASER will purchase its requirements for the MSCs and RBSs from SELLER.

7.       Entire Agreement. This Second Addendum, together with each schedule
         ----------------
         referred and attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of this Second Addendum and the provisions of the Acquisition Agreement or the First Addendum, such conflict or inconsistency shall be resolved by giving precedence to the provisions of this Second Addendum.

IN WITNESS WHEREOF, the parties have executed this Second Addendum as of the Second Addendum Date.

                                         TRITON PCS
ERICCSON INC.                            EQUIPMENT COMPANY L.L.C.


By: /s/ Brian Rosenberg                  By: /s/ Clyde Smith
    -------------------------------          ----------------------------------

Printed Name:  Brian Rosenberg           Printed Name:    Clyde Smith
              ---------------------                    ------------------------

Title:  Director of Business Ops.        Title: Executive Vice President & CTO
      -----------------------------             -------------------------------

                                  SCHEDULE A

                               PHASE 3 PURCHASE

                                (See Attached)

                          Schedule A Phase 3 Purchase

--------------------------------------------------------------------------------------------------------------------------------
Product                                 ATP Price   Disc%     Reference        Triton Price  Qty   Extended Triton Price
--------------------------------------------------------------------------------------------------------------------------------
MSC
MSC2000 Std Config HW                   $****       ****%   Schedule A 1     $****            2   $****
MSC2000 Basic Software (Note 1)         $****       ****%   Schedule A 1     $****            2   $****
MSC2000 Software Features (Note 2)      $****       ****%   Schedule A 2     $****            2   $****
MSC2000 Implementation                  $****       ****%   Schedule A 1     $****            2   $****
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  $****
--------------------------------------------------------------------------------------------------------------------------------
RBS

Hardware for RBS884 SCCS                $****       ****%   Schedule A 3     $****          750   $****
Power for RBS884 SCCS                   $****       ****%   Schedule A 3     $****          750   $****
Software for RBS884 SCCS                $****       ****%   Schedule A 3     $****          750   $****
RBS Spares                              $****       ****%                    $****            1   $****
Implementation Services for SCCS        $****       ****%   Schedule A 3     $****          750   $****
Additional TRX                          $****       ****%   Schedule A 4     $****         3150   $****
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  $****
--------------------------------------------------------------------------------------------------------------------------------
TRX Expansion                           $****       ****%   Schedule A 5     $****         7484   $****
--------------------------------------------------------------------------------------------------------------------------------
Total Purchase Price                                                                              $****
--------------------------------------------------------------------------------------------------------------------------------
MDF                                                  ****%                                        $****
--------------------------------------------------------------------------------------------------------------------------------
TRX Discount (Note 3)                                                                             $****
--------------------------------------------------------------------------------------------------------------------------------
Purchase Price                                                                                    $****
--------------------------------------------------------------------------------------------------------------------------------

Note 1: MSC Basic Software charged on a Simultaneous Call Capacity basis. Triton does not pay for capacity until required in the network. Quoted MSCs to support 200 sites at 3 by 2 and approximately 55,000 subscribers each.
Note 2: Same Version 4 Software Features as in current Triton PCS MSCs.
Note 3: A total TRX Discount of $**** will be provided by SELLER to PURCHASER as follows: At the beginning of each calendar month, SELLER will issue to PURCHASER a credit equal to ****% of the Total Purchase Price of the Phase 3 Purchase then already shipped or performed by SELLER to PURCHASER during the immediately preceding calendar month.

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          Sched A 4 Addl Transceivers

------------------------------------------------------------------------------------------------------------------
Part Number            Description                                 Qty     ATP Price      Price       Ext Triton
------------------------------------------------------------------------------------------------------------------
RBS
KRC12103/3             TRX 30W 1900MHZ MACRO                       3150    $****          $****          $****
RBS4003000             1900MHZ/BASIC/O&M SOFTWARE REV.1.0          3150    $****          $****          $****
RBS4003002             1900MHZ/IS-136 TDMA-TRANSCEIVER             3150    $****          $****          $****

------------------------------------------------------------------------------------------------------------------
Total TRX Expansion                                                                       $****          $****
------------------------------------------------------------------------------------------------------------------

Note 1: Assumes that Triton personnel will perform the expansion services.

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                Schedule A 1

--------------------------------------------------------------------------------------------------------------------------------
MSCs  - PHASE 3                                                               LIST     ATP              EXT"D    TRITON  EXT"D
PRODUCT #       DESCRIPTION                                                   PRICE    PRICE    QTY     ATP      DISC.   TRITON
---------------------------------------------------------------------------------------------------------------------------------
MC              MSC 2000

MCA             BASIC SOFTWARE
---------------------------------------------------------------------------------------------------------------------------------
FAB 125 103     Basic SW RTU Fee for MSC 2000, SCC 1-500                      $****    $****    500    $****     ****%     $****
FAB 125 104     Basic SW RTU Fee for MSC 2000, SCC 501-1000                   $****    $****    500    $****     ****%     $****
FAB 125 105     Basic SW RTU Fee for MSC 2000, SCC 1001-1500                  $****    $****    500    $****     ****%     $****
FAB 125 106     Basic SW RTU Fee for MSC 2000, SCC 1501-2000                  $****    $****    500    $****     ****%     $****
FAB 125 107     Basic SW RTU Fee for MSC 2000, SCC 2001-3500                  $****    $****      8    $****     ****%     $****
FAB 125 108     Basic SW RTU Fee for MSC 2000, SCC 3501-5000                  $****    $****           $****     ****%     $****
FAB 125 109     Basic SW RTU Fee for MSC 2000, SCC 5001-10000                 $****    $****           $****     ****%     $****
FAB 125 110     Basic SW RTU Fee for MSC 2000, SCC 10001-                     $****    $****           $****     ****%     $****

MCB             EASYPACK MSC CORE PART
---------------------------------------------------------------------------------------------------------------------------------
FAB 125 112                                                                   $****    $****      1    $****     ****%     $****
FAB 125 113     Core expansion 32K to 48K Group Switch                        $****    $****      1    $****     ****%     $****

MCC             EASYPACK MSC FLEXIBLE PART
---------------------------------------------------------------------------------------------------------------------------------
FAB 125 117     Traffic cabinet T1                                            $****    $****      6    $****     ****%     $****
FAB 125 118     Digital cabinet (incl. int.Echo Can. & Transcoder)            $****    $****     10    $****     ****%     $****

MCD             EASYPACK MSC OPTIONAL PART
---------------------------------------------------------------------------------------------------------------------------------
FAB 125 119     DTI cabinet, 64 channels (DATAFAX)                            $****    $****      1    $****     ****%     $****
FAB 125 120     CSR R2, 64 devices                                            $****    $****      1    $****     ****%     $****

MCH             EZPACK INSTALLMATERIALKITS W/CABLES
---------------------------------------------------------------------------------------------------------------------------------
FAB 125 114     25 m Power cables for MSC 2000 Core                           $****    $****      1    $****     ****%     $****
FAB 125 115     25 m Power cables for MSC 2000 Core expansion                 $****    $****      1    $****     ****%     $****
FAB 125 173     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.07)     $****    $****      1    $****     ****%     $****
FAB 125 174     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.08)     $****    $****      1    $****     ****%     $****
FAB 125 175     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.11)     $****    $****      1    $****     ****%     $****
FAB 125 176     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.13)     $****    $****      1    $****     ****%     $****
FAB 125 177     Inst.Mtrls.&Cables for Traffic cabinet T1(120 Ohm,pos.28)     $****    $****      1    $****     ****%     $****
FAB 125 178     Inst.Mtrls.&cables for Traffic cabinet T1(120 Ohm,pos.26)     $****    $****      1    $****     ****%     $****
FAB 125 179     25 m Power cables, Traffic cabinet-T1 pos.07                  $****    $****      1    $****     ****%     $****
FAB 125 180     25 m Power cables, Traffic cabinet-T1 pos.09                  $****    $****      1    $****     ****%     $****
FAB 125 181     25 m Power cables, Traffic cabinet-T1 pos.11                  $****    $****      1    $****     ****%     $****
FAB 125 182     25 m Power cables, Traffic cabinet-T1 pos.13                  $****    $****      1    $****     ****%     $****
FAB 125 183     25 m Power cables, Traffic cabinet-T1 pos.28                  $****    $****      1    $****     ****%     $****
FAB 125 184     25 m Power cables, Traffic cabinet-T1 pos.26                  $****    $****      1    $****     ****%     $****
FAB 125 185     Inst. Mtrls. and cables for Digital cabinet pos. 06           $****    $****      1    $****     ****%     $****
FAB 125 186     Inst. Mtrls. and cables for Digital cabinet pos. 08           $****    $****      1    $****     ****%     $****
FAB 125 187     Inst. Mtrls. and cables for Digital cabinet pos. 10           $****    $****      1    $****     ****%     $****
FAB 125 188     Inst. Mtrls. and cables for Digital cabinet pos. 12           $****    $****      1    $****     ****%     $****
FAB 125 189     Inst. Mtrls. and cables for Digital cabinet pos. 30           $****    $****      1    $****     ****%     $****
FAB 125 190     Inst. Mtrls. and cables for Digital cabinet pos. 31           $****    $****      1    $****     ****%     $****
FAB 125 191     Inst. Mtrls. and cables for Digital cabinet pos. 32           $****    $****      1    $****     ****%     $****
FAB 125 192     Inst. Mtrls. and cables for Digital cabinet pos. 33           $****    $****      1    $****     ****%     $****
FAB 125 193     Inst. Mtrls. and cables for Digital cabinet pos. 34           $****    $****      1    $****     ****%     $****
FAB 125 194     Inst. Mtrls. and cables for Digital cabinet pos. 35           $****    $****      1    $****     ****%     $****
FAB 125 195     25 m Power cables, Digital cabinet pos. 06                    $****    $****      1    $****     ****%     $****
FAB 125 196     25 m Power cables, Digital cabinet pos. 08                    $****    $****      1    $****     ****%     $****
FAB 125 197     25 m Power cables, Digital cabinet pos. 10                    $****    $****      1    $****     ****%     $****
FAB 125 198     25 m Power cables, Digital cabinet pos. 12                    $****    $****      1    $****     ****%     $****
FAB 125 199     25 m Power cables, Digital cabinet pos. 30                    $****    $****      1    $****     ****%     $****
FAB 125 200     25 m Power cables, Digital cabinet pos. 31                    $****    $****      1    $****     ****%     $****
FAB 125 201     25 m Power cables, Digital cabinet pos. 32                    $****    $****      1    $****     ****%     $****
FAB 125 202     25 m Power cables, Digital cabinet pos. 33                    $****    $****      1    $****     ****%     $****
FAB 125 203     25 m Power cables, Digital cabinet pos. 34                    $****    $****      1    $****     ****%     $****
FAB 125 204     25 m Power cables, Digital cabinet pos. 35                    $****    $****      1    $****     ****%     $****
FAB 125 205     Inst. Mtrls. and cables for DTI cabinet pos. 29               $****    $****      1    $****     ****%     $****
FAB 125 206     25 m Power cables, DTI cabinet pos. 29                        $****    $****      1    $****     ****%     $****
FAB 125 207     Inst. Mtrls. and cables for CSR                               $****    $****      1    $****     ****%     $****
FAB 125 208     25 m Power cables for CSR                                     $****    $****      1    $****     ****%     $****
FAB 125 243     Earthquake proof kit, MSC 2000 core                           $****    $****      1    $****     ****%     $****
FAB 125 244     Earthquake proof kit for BYB 501 cabinet                      $****    $****     17    $****     ****%     $****
                Phoenix Power Plant and Batteries                             $****    $****      1    $****     ****%     $****

MCI             SPARE PARTS
---------------------------------------------------------------------------------------------------------------------------------
FAB 125 216     On-site spare board kit, MSC 2000, digital, DTI, u-law        $****    $****      1    $****     ****%     $****

MCJ             DOCUMENTATION
---------------------------------------------------------------------------------------------------------------------------------
FAB 125 219     CMS88 V4 Ref3 O&M-Mod, D-Mod,F-Mod for MSC & HLR              $****    $****      1    $****     ****%     $****
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Hardware        $****             $****
                                                                                       Software        $****             $****
                                                                                       Implementation  $****             $****
                                                                                       Total           $****             $****
                                                                                       ------------------------------------------

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Sched A 2 MSC Software Features


Version 4 MSC Application System Optional Software Feature Pricing for Triton May 4, 1999

AWS PRICING ONLY                                                                        DISCOUNTED
PER MSC, LARGE NODE                                               ARTICLE               ****%             TRITON
OPTIONAL SOFTWARE FEATURE                                         NUMBER                ATP PRICE         PRICE
--------------------------------------------------------------------------------------------------------------------
CHARGING FEATURES
--------------------------------------------------------------------------------------------------------------------
Immediate Call Itemization                                        ERU8221042            $****             $****
--------------------------------------------------------------------------------------------------------------------
CUSTOMER FEATURES
--------------------------------------------------------------------------------------------------------------------
AsyncData/G3 Fax (DataFax)                                        ERU8221154            $****             $****
                DataFax Interworking Unit (IWU) Hardware          BFE301325/3           $****             $****
Calling Number Identity                                           ERU8221067            $****             $****
IS-136 PACKAGE (DCCH+HCS)                                         ERU8221099            $****             $****
Message Waiting Indicator (Announcement)                          ERU8221060            $****             $****
Message Waiting Indicator (IS-54 Rev B)(Display)                  ERU8221073            $****             $****
Mobile Originated SMS                                             ERU8221158            $****             $****
Private System Identification (PSID) Phase 1                      ERU8221096            $****             $****
SMS/AlphaPage IS-136 on DCCH                                      ERU8221088            $****             $****
Voice Channel Priority Access                                     ERU8221082            $****             $****
Voice Mail Handling                                               ERU8221083            $****             $****
Voice Mail Transfer Classes                                       ERU8221084            $****             $****
Voice Privacy                                                     ERU8221159            $****             $****
--------------------------------------------------------------------------------------------------------------------
FRAUD PREVENTION FEATURES
--------------------------------------------------------------------------------------------------------------------
Authentication Phase 2 w/3rd Party HLR or JAMBALA                 ERU8221152            $****             $****
Automatic Call Barring                                            ERU8221090            $****             $****
Call Barring Upon Fraud Detection                                 ERU8221091            $****             $****
Call Event Collision Detection                                    ERU8221066            $****             $****
Teardown                                                          ERU8221100            $****             $****
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT COMPLIANCE FEATURES
--------------------------------------------------------------------------------------------------------------------
Emergency Service with Cell Location                              ERU8221103            $****             $****
Equal Access                                                      ERU8221008            $****             $****
Intercept (RIS) Level 2 (CALEA Phase 1)                           ERU8221161            $****             $****
--------------------------------------------------------------------------------------------------------------------

Ericsson Confidential

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Sched A 2 MSC Software Features


Version 4 MSC Application System Optional Software Feature Pricing for Triton May 4, 1999

AWS PRICING ONLY                                                                  DISCOUNTED
PER MSC, LARGE NODE                                         ARTICLE               ****%             TRITON
OPTIONAL SOFTWARE FEATURE                                   NUMBER                ATP PRICE         PRICE
--------------------------------------------------------------------------------------------------------------------
NETWORK INTERFACE PERFORMANCE FEATURES
--------------------------------------------------------------------------------------------------------------------
ANI Transfer to Trunk Connected Devices                     ERU8221061            $****             $****
Call Setup Using SS7 ISUP                                   ERU8221043            $****             $****
Originating Call Access Signaling                           ERU8221062            $****             $****
--------------------------------------------------------------------------------------------------------------------
OPERATIONS & MAINTENANCE FEATURES
--------------------------------------------------------------------------------------------------------------------
Cell Traffic Recording                                      ERU8221022            $****             $****
Cell Traffic Statistics                                     ERU8221001            $****             $****
Network Signaling Statistics - STS                          ERU8221075            $****             $****
Networked Subs Activity Report - STS                        ERU8221029            $****             $****
Radio Disturbance Recording                                 ERU8221010            $****             $****
Radio Environment Statistics                                ERU8221020            $****             $****
Radio Related Call Release                                  ERU8221025            $****             $****
Remote Device (TRX Control) for Testing                     ERU8221080            $****             $****
SS7 Performance and Configuration Data - STS                ERU8221059            $****             $****
--------------------------------------------------------------------------------------------------------------------
RADIO NETWORK PERFORMANCE FEATURES
--------------------------------------------------------------------------------------------------------------------
Hierarchical Cell Structures (HCS)                          ERU8221092            $****             $****
Interference Rejection Combining (IRC)                      ERU8221102            $****             $****
Operator Controlled Paging                                  ERU8221076            $****             $****
Voice Channel Handling                                      ERU8221053            $****             $****
--------------------------------------------------------------------------------------------------------------------
TRAFFIC HANDLING FEATURES
--------------------------------------------------------------------------------------------------------------------
Call in Progress Notification                               ERU8221101            $****             $****
Incoming Message Coordinator                                ERU8221012            $****             $****
Local Number Portability Phase 1                            ERU8221160            $****             $****
(Mobile) Charging Areas (Phase 1)                           ERU8221087            $****             $****
NPA Split w/o MIN (US)                                      ERU8221095            $****             $****
Virtual System Areas                                        ERU8221039            $****             $****
--------------------------------------------------------------------------------------------------------------------

Ericsson Confidential

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                        Sched A 2 MSC Software Features


Version 4 MSC Application System Optional Software Feature Pricing for Triton May 4, 1999

AWS PRICING ONLY                                                                 DISCOUNTED
PER MSC, LARGE NODE                                        ARTICLE               ****%             TRITON
OPTIONAL SOFTWARE FEATURE                                  NUMBER                ATP PRICING       PRICE
--------------------------------------------------------------------------------------------------------------------
BASIC FEATURES (Part of V4 MSC SW RTU Fee)
--------------------------------------------------------------------------------------------------------------------
A-Number Transfer for Interrogation                        ERU8221063            $****             $****
Channel Device Hardware Malfunction Log                    ERU8221006            $****             $****
Control Channel Disturbance Supervision                    ERU8221069            $****             $****
Fully Automatic Roaming                                    ERU8221021            $****             $****
Global Title Addressing                                    ERU8221071            $****             $****
Handoff Queues                                             ERU8221038            $****             $****
Intersystem Handoff                                        ERU8221033            $****             $****
IS-41 Revision Selector                                    ERU8221094            $****             $****
ISUP Continuity Check                                      ERU8221107            $****             $****
Paging Area Statistics                                     ERU8221077            $****             $****
Paging Parameter Statistics                                ERU8221078            $****             $****
Remote Power and Frequency Control                         ERU8221079            $****             $****
Screening of Serial Number and Mobile Station No.          ERU8221081            $****             $****
SS7 Signaling Network Trouble Notification                 ERU8221058            $****             $****
--------------------------------------------------------------------------------------------------------------------
Total Optional Software                                                          $****             $****
--------------------------------------------------------------------------------------------------------------------

Ericsson Confidential

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               Schedule A 3 SCCS


----------------------------------------------------------------------------------------------------------------------------------
Article Number            Qty      ATP Price        Discount       Price                       Description
----------------------------------------------------------------------------------------------------------------------------------
SCCS1900                   1                                                 MacroCell 1900 Self Contained Cell Site
----------------------------------------------------------------------------------------------------------------------------------
SCCS1900_SV                1         $****           ****%         $****     RBS884 MacroCell 1900 SCCS Services
     SVCS20376A            1                                                 RBS 884-1900 MACRO PACKAGE E
     SVCS20471A            1                                                 RBS884 1900 MHZ (SCCS) Installation and Testing
SCCS1900_H1                1         $****           ****%         $****     1900 Self Contained Cell Site Hardware
     1/HRB10221/1134       1                                                 RBS 1900MHZ SCCS, 3*2, 3TCB, A
     IPA1118078/25         3                                                 1900MHZTX-SUPRFLX7/16-90DEGTO7/16STRGHT
     IPA1118079/25         6                                                 1900MHZRXSUPRFLX-N-MALE90DEGTO7/16STRGHT
SCCS1900_P1                1         $****           ****%         $****     1900 Self Cont Cell Site Power
     2/BKCU1010043/2       1                                                 BATTERY 24V/100AH W/METAL JACKET
SCCS1900_S1                1         $****           ****%         $****     1900 Self Cont Cell Site Software
     RBS4003000            9                                                 1900MHZ/BASIC/O&M SOFTWARE REV.1.0
     RBS4003002            6                                                 1900MHZ/IS-136 TDMA-TRANSCEIVER SOFTW.
     RBS4003003            3                                                 RFT SOFTW.REV.1.0, 1900MHZ
----------------------------------------------------------------------------------------------------------------------------------
Total Per Site                       $****                         $****
----------------------------------------------------------------------------------------------------------------------------------

Ericsson Confidential

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                          Sched A 4 Addl Transceivers


------------------------------------------------------------------------------------------------------------------------
Part Number                Description                                    Qty     ATP Price      Price       Ext Triton
------------------------------------------------------------------------------------------------------------------------
RBS
KRC12103/3                 TRX 30W 1900MHZ MACRO                          3150      $****        $****            $****
RBS4003000                 1900MHZ/ BASIC/O&M SOFTWARE REV.1.0            3150      $****        $****            $****
RBS4003002                 1900MHZ /IS-136 TDMA-TRANSCEIVER               3150      $****        $****            $****
------------------------------------------------------------------------------------------------------------------------
Total TRX Expansion                                                                              $****            $****
------------------------------------------------------------------------------------------------------------------------

Note 1: Assumes that Triton personnel will perform the expansion services.

Ericsson Confidential

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            Sched A 5 Expansion TRX


----------------------------------------------------------------------------------------------------------------------
Part Number              Description                                   Qty       ATP Price    Price    Ext Triton
----------------------------------------------------------------------------------------------------------------------
RBS
KRC12103/3               TRX 30W 1900MHZ MACRO                         7484        $****      $****         $****
RBS4003000               1900MHZ/ BASIC/O&M SOFTWARE REV.1.0           7484        $****      $****         $****
RBS4003002               1900MHZ /IS-136 TDMA-TRANSCEIVER              7484        $****      $****         $****
----------------------------------------------------------------------------------------------------------------------
Total TRX Expansion                                                                           $****         $****
----------------------------------------------------------------------------------------------------------------------

Note 1: Assumes that Triton personnel will perform the expansion services.

Ericsson Confidential

**** Certain information on this page has been omitted from this filing and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  SCHEDULE B

                               PROJECT SCHEDULE

                      Phase III - Ericsson Ready Schedule
                      -----------------------------------

------------------------------------------------------------------------------------------------------------
   Sub-                                                                 Approx. #
   ----                                                                 ---------
   Req.                             Region                              of Sites        Ericsson Ready Date
   ----                             ------                              --------        -------------------
------------------------------------------------------------------------------------------------------------
                                 Mid-Atlantic
                                 ------------
------------------------------------------------------------------------------------------------------------
                                Charlottesville                            12                   6/8/00
------------------------------------------------------------------------------------------------------------
                                Fredericksburg                                                  6/8/00
------------------------------------------------------------------------------------------------------------
                              Norfolk (20 sites)                           20                   6/8/00
------------------------------------------------------------------------------------------------------------
                              Norfolk (30 sites)                           30                  4/23/00
------------------------------------------------------------------------------------------------------------
                              Norfolk (26 sites)                           26                  3/15/00
------------------------------------------------------------------------------------------------------------
                                   Richmond                                74                   6/8/00
------------------------------------------------------------------------------------------------------------
                                    Roanoke                                73                   6/8/00
------------------------------------------------------------------------------------------------------------
                                 Fayetteville                               4                   6/8/00
------------------------------------------------------------------------------------------------------------
                                  Wilmington                               17                   6/8/00
------------------------------------------------------------------------------------------------------------
                                   Danville                                13                   6/8/00
------------------------------------------------------------------------------------------------------------
                                   Goldsboro                                2                  5/19/00
------------------------------------------------------------------------------------------------------------
                             Greenville/Washington                          5                  5/19/00
------------------------------------------------------------------------------------------------------------
                                 Harrisonburg                               1                  5/19/00
------------------------------------------------------------------------------------------------------------
                                 Jacksonville                               9                   6/8/00
------------------------------------------------------------------------------------------------------------
                                   Lynchburg                                4                  5/19/00
------------------------------------------------------------------------------------------------------------
                                 Martinsville                               7                  5/19/00
------------------------------------------------------------------------------------------------------------
                                   New Bern                                15                  5/19/00
------------------------------------------------------------------------------------------------------------
                                Roanoke Rapids                             10                  5/19/00
------------------------------------------------------------------------------------------------------------
                              Rocky Mount/Wilson                           12                  5/19/00
------------------------------------------------------------------------------------------------------------
                                   Staunton                                 6                   6/8/00
------------------------------------------------------------------------------------------------------------
                                  Tri-Cities                               14                   6/8/00
------------------------------------------------------------------------------------------------------------
                                  Winchester                                8                  5/19/00
------------------------------------------------------------------------------------------------------------
                                                                          362
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
    1                    I-40 (Ashveille & Hickory)                        16                   6/5/00
------------------------------------------------------------------------------------------------------------
    2                    Greenville (fill-in sites)                         4                  4/18/00
------------------------------------------------------------------------------------------------------------
    3                        Anderson (hwy 123)                             6                   6/5/00
------------------------------------------------------------------------------------------------------------
    4                           Athens (I-85)                              10                  5/29/00
------------------------------------------------------------------------------------------------------------
    5                              Athens                                  22                  5/16/00
------------------------------------------------------------------------------------------------------------
    6                  Greenville (Laurens & Clinton)                       3                   6/5/00
------------------------------------------------------------------------------------------------------------
    7                             Greenwood                                 8                   6/5/00
------------------------------------------------------------------------------------------------------------
    8                          Augusta (I-20)                              15                   6/5/00
------------------------------------------------------------------------------------------------------------
    9                              Augusta                                  9                  5/29/00
------------------------------------------------------------------------------------------------------------
   10                             Columbia                                  8                  4/18/99
------------------------------------------------------------------------------------------------------------
  11/12        Florence, Orangeburg, Sumter (I-95, Darlington)             27                  5/29/00
------------------------------------------------------------------------------------------------------------
   13                            Charleston                                16                  5/29/00
------------------------------------------------------------------------------------------------------------
   14                          Savannah (I-95)                             15                   6/5/00
------------------------------------------------------------------------------------------------------------
   15                   Savannah (I-16 to Statesboro)                       6                  5/23/00
------------------------------------------------------------------------------------------------------------
   16                       Savannah (Statesboro)                           8                   6/5/00
------------------------------------------------------------------------------------------------------------
   17                     Savannah (to Hinesville)                         13                   6/5/00
------------------------------------------------------------------------------------------------------------
                                                                          186
------------------------------------------------------------------------------------------------------------

New MSC Schedule
------------------------------------------------------------------------------------------------------------
                Task                         Days          Start Date      Finish Date        Responsible
------------------------------------------------------------------------------------------------------------
Issue Purchase Order                           0            11/17/99         11/17/99       Triton
Provide Building Floor Plan                    0              1/3/00           1/3/00       Triton
MSC Engineering                               21              1/4/00          1/25/00       Ericsson
DT Exchange Req'ts Finalized                   0             1/24/00          1/24/00       Triton
DT Traffic Data                               26             1/31/00          2/26/00       Ericsson
MSC Location Ready                             0             2/15/00          2/15/00       Triton
Commercial Power Ready                         0             2/15/00          2/15/00       Triton
TX Facilities Ready                            0             2/15/00          2/15/00       Triton
MSC Installation                              25             2/15/00          3/11/00       Ericsson
MSC Testing                                   25              3/4/00          3/29/00       Ericsson
NACN and AWS Testing                           5              4/2/00           4/7/00       Triton/Ericsson
Cell-Site Integration                         45             3/31/00          5/15/00       Triton/Ericsson
Launch Date for Markets                       45             4/21/00           6/5/00       Triton
------------------------------------------------------------------------------------------------------------

Assumes Standard Configuration MSC2000 with Standard Floorplan.
Any additional TRX capacity requirements will be scheduled as expansions to the MSCs.

Delays in Triton deliverables will cause a minimum of a day for day slip in Ericsson dates.

The same schedule lead times will apply to any additional MSCs ordered by Triton.